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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                                  May 8, 2002

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800

ITEM 5.  OTHER EVENTS.

     In connection with the Company's Registration Statement on Form S-3 (File No. 333-73936), declared effective December 7, 2001, the Company has entered into an Underwriting Agreement for an offering of 3,000,000 shares of the Common Stock, $1.00 par value per share, of the Company, plus up to an additional 450,000 shares of Common Stock if the over-allotment option granted therein is exercised in full.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements of Business Acquired.

               None.

        (b) Pro Forma Financial Information.

               None.

        (c) Exhibits.



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              1.1     Underwriting Agreement

              99.1    Press Release dated May 7, 2002


                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board and
                                       Chief Executive Officer

Dated: May 8, 2002




                                 EXHIBIT INDEX


                                  Designation
                                  Number Under




                     Item 601 of
Exhibit No.         Regulation S-K         Description
-----------         --------------         -----------

   1.1                    1                Underwriting Agreement

  99.1                   99                Press Release dated May 7, 2002